Exhibit 10.1 THIS AMENDMENT to “Appendix A” of the Astec Industries, Inc. Supplemental Executive Retirement Plan, as amended and restated as of January 1, 2008 (the “Plan”), is adopted by Astec Industries, Inc. (the “Company”), effective as of July 30, 2020. WHEREAS, Article 2 of the Plan permits the Board of Directors of the Company (the “Board”) to designate participants in the Plan from time to time, whose names and effective dates of participation shall be set forth on Exhibit A to the Plan; NOW, THEREFORE, the Company hereby amends “Appendix A” of the Plan in the form attached hereto, to update the same for changes in Plan participation approved by the Board, by action take on July 30, 2020. Except as amended herein, the Plan shall continue in full force and effect. Date: July 30, 2020 By: /s/ Stephen C. Anderson Name: Stephen C. Anderson Title: Secretary “Appendix A” Each Participant’s Date of Participation Name of Participant Effective Dates of Participation Tim Gonigam August 1, 2000 Stephen C. Anderson January 1, 2003 Joe Cline February 1, 2008 Chris Colwell May 31, 2011 Matthew B. Haven January 1, 2013 Jeff May October 1, 2013 Tom Wilkey January 1, 2014 Jeff Schwarz July 1, 2014 Jaco Van Der Merwe October 1, 2016 Scott Barker April 3, 2017 Neil Whitworth May 30, 2017 Michael G. Anderson July 7, 2017 Jody Volner November 1, 2017 Michael Norris January 1, 2018 Greg Renegar January 1, 2019 Vince Trotta April 15, 2019 Barry Ruffalo August 12, 2019 Matthew Litchfield October 1, 2019 Greg Oswald October 29, 2019

Name of Participant Effective Dates of Participation Tim Averkamp November 4, 2019 Rebecca Weyenberg December 4, 2019 Chris Frost January 1, 2020 Ron Earl January 1, 2020 Gerardo Goya January 27, 2020 Eric Baker February 1, 2020 Basman Alias February 1, 2020 Dena Fairley February 1, 2020 Brian Gray February 1, 2020 Jeff Rowan March 3, 2020 Aletheia Silcott March 17, 2020 David Lieber March 30, 2020 Reuben Srinivasan March 30, 2020 Tim Hilvers March 31, 2020 David Furr April 20, 2020 William Steiger April 27, 2020 Rob Lowe July 27, 2020